EXHIBIT 10.1

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of May 6, 2020, by and among PLUG POWER INC., a Delaware corporation (“Plug Power”), EMERGENT POWER INC., a Delaware corporation (“Emergent”), EMERGING POWER INC., a Delaware corporation (“Emerging”, and individually or collectively with Plug Power and Emergent as the context may require, “Borrower”), and GENERATE PPL SPV I, LLC, as assignee of Generate Lending, LLC (the “Lender”).

WHEREAS, Borrower and Lender are parties to a Loan and Security Agreement dated as of March 29, 2019 (as amended by the First Amendment to Loan and Security Agreement, dated as of March 29, 2019, the Second Amendment to Loan and Security Agreement, dated as of August 6, 2019, the Third Amendment to Loan and Security Agreement, dated as of September 6, 2019, the Fourth Amendment to Loan and Security Agreement, dated as of November 27, 2019, the Limited Consent to Loan and Security Agreement, dated as of April 6, 2020, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time,  including by this Amendment, the “Loan Agreement”), pursuant to which Lender has made a term loan facility available to Borrower; and

WHEREAS, Borrower and Lender have agreed to modify certain provisions of the Loan Agreement as more particularly set forth in this Amendment, including to establish a new Incremental Term Loan Commitment.

NOW, THEREFORE,  in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    Capitalized Terms; Effective Date.  Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement, as modified by this Amendment.  Except as expressly provided to the contrary herein, all modifications to the Loan Agreement set forth herein shall be effective as of the date of this Amendment.

2.    Amendments.  The Loan Agreement, including the Recitals thereto, is hereby amended as follows:

a.         Section 1.1 is hereby amended by adding the following new defined terms in appropriate alphabetical order:

“‘Additional Incremental Advance Date’ has the meaning assigned to such term in the Fifth Amendment.”

“‘Additional Incremental Term Loan’ has the meaning assigned to such term in the Fifth Amendment.”

“‘Electronic Signature’ means an electronic sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.”

“‘Fifth Amendment’ means that certain Fifth Amendment to Loan and Security Agreement, dated as of May 6, 2020, by and among Borrower and Lender.”

“‘Fifth Amendment Effective Date’ has the meaning assigned to such term in the Fifth Amendment.”

b.         Section 1.1 is hereby amended by deleting the definition of “Incremental Closing Fee” appearing therein and substituting in lieu thereof the following new definition to read in its entirety as follows:

“‘Incremental Closing Fee’ means, (x) with respect to any Incremental Term Loan funded prior to the Fifth Amendment Effective Date, a sum equal to one percent (1.00%) times the applicable Incremental Term Loan Commitment, and (y) with respect to any Incremental Term Loan funded on and after the Fifth Amendment Effective Date, a sum equal to two percent (2.00%) times the applicable Incremental Term Loan Commitment.”

c.         Section 1.1 is hereby amended by deleting the definition of “Term Loan Interest Rate” appearing therein and substituting in lieu thereof the following new definition to read in its entirety as follows:

“‘Term Loan Interest Rate’ means, (a) at all times prior to the Fifth Amendment Effective Date, 12.00% per annum, and (b) at all times on and after the Fifth Amendment Effective Date, 9.50% per annum.”

d.         Section 1.1 is hereby amended by deleting the definition of “Term Loan Maturity Date” appearing therein and substituting in lieu thereof the following new definition to read in its entirety as follows:

“‘Term Loan Maturity Date’ means October 31, 2025, or such later date as Lender may agree in its sole discretion in writing.”

e.         Section 2.1(a) of the Loan Agreement is hereby amended by deleting such clause (a) in its entirety and substituting in lieu thereof the following new clause (a) to read in its entirety as follows:

“(a)      Advances. Subject to the terms and conditions of this Agreement, (i) on the Closing Date, Lender will make a single Advance in the amount of Eighty-Five Million and No/100 Dollars ($85,000,000.00) and (ii) on the Secondary Closing Date, Lender will make a single Advance in the amount of Fifteen Million and No/100 Dollars ($15,000,000.00); provided that, as a condition to the advance made on the Secondary Closing Date, Borrower shall have paid to Lender the Secondary Closing Date Closing Fee.  Borrower shall have no right to reborrow any amount repaid or prepaid with respect to any Term Loan;  provided,  that, Borrower shall be entitled to request and borrow Incremental Term Loans in accordance with Section 2.7.”

f.          Section 2.1(e) of the Loan Agreement is hereby amended by deleting such clause (e) in its entirety and substituting in lieu thereof the following new clause (e) to read in its entirety as follows:

“(e)      Resizing of Loans; Amortization Schedule.  From and after the Fifth Amendment Effective Date, the Amortization Schedule shall be Schedule 2.1(d)(iii) as attached to the Fifth Amendment.”

g.         Section 2.4(b) of the Loan Agreement is hereby amended by deleting such clause (b) in its entirety and substituting in lieu thereof the following new clause (b) to read in its entirety as follows:

“(b)     At any time on or after August 1, 2019, at its option upon at least one (1) Business Day prior written notice to Lender from Lead Borrower, Borrower may prepay in whole or in part the outstanding Term Loans by paying the entire outstanding principal balance (or a portion thereof) and all accrued and unpaid interest thereon, and, if applicable, a prepayment charge equal to (i) if such prepayment occurs at any time during the period beginning on February 1, 2020 through and including January 31, 2021, five percent (5.0%) of the amount of Term Loans being prepaid, (ii) if such prepayment occurs at any time during the period beginning on February 1, 2021 through and including January 31, 2022, four percent (4.0%) of the amount of Term Loans being prepaid, (iii) if such prepayment occurs at any time during the period beginning on February 1, 2022 through and including January 31, 2023, three percent (3.0%) of the amount of Term Loans being prepaid, (iv) if such prepayment occurs at any time during the period beginning on February 1, 2023 through and including January 31, 2024,  two percent (2.0%) of the amount of Term Loans being prepaid, and (v) if such prepayment occurs at any time on or after February 1, 2024, one percent (1.0%) of the amount of Term Loans being prepaid (any such charge specified in clause (i), (ii), (iii) or (iv), a “Prepayment Charge”).  Borrower shall not be obligated to pay a Prepayment Charge (and no Prepayment Charge will be due) with respect to (x) any Term Loan that is repaid with amounts released from a Project Restricted Account or (y) any prepayment required pursuant to Section 2.1(e) or permitted pursuant to Section 7.22.  Borrower agrees that the Prepayment Charge is a reasonable calculation of Lender’s lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Advances.  Notwithstanding the foregoing, Lender agrees to waive the Prepayment Charge if Lender (in its sole, absolute and unfettered discretion) agrees in writing to refinance the Term Loans prior to the Term Loan Maturity Date.”

h.         Section 2.7(a)(i) of the Loan Agreement is hereby amended by deleting the reference to “One Hundred Million and No/100 Dollars ($100,000,000.00)” appearing therein and substituting in lieu thereof “Two Hundred Twenty Million and No/100 Dollars ($220,000,000.00)”.

i.          Section 2.8 of the Loan Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 2.8 to read in its entirety as follows:

“2.8       [Reserved.]”

j.          The Loan Agreement is amended to add thereto a new Section 11.19 in appropriate numerical order to read in its entirety as follows:

“11.19  Electronic Signatures.  The words ‘execution’, ‘signed’, ‘signature’, ‘delivery’ and words of like import in or relating to any document to be signed in connection with this Agreement or any other Loan Document and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar State laws based on the Uniform Electronic Transactions Act; provided,  that nothing herein shall require any Person to accept electronic signatures in any form or format without its prior written consent.  Without limiting the generality of the foregoing, the parties hereto hereby (a) agree that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among Lender and Borrower, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (b) waive any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.”

k.         Schedule 2.1(d)(iii) of the Loan Agreement is hereby restated in its entirety as set forth in Schedule 2.1(d)(iii) hereto.

3.    Incremental Term Loan Commitment.

a.    Lender hereby agrees to make,

i.  on the Fifth Amendment Effective Date, an Incremental Term Loan to Borrower in an aggregate principal amount of Fifty Million and No/100 Dollars ($50,000,000.00) (the “Primary Incremental Advance”), and

ii.          from time to time, and subject to the limitations set forth in set forth in Section 2.7 of the Loan Agreement, on an Additional Incremental Advance Date, an additional Incremental Term Loan (each, an “Additional Incremental Term Loan”) to Borrower in an aggregate principal amount of not less than Ten Million and No/100 Dollars ($10,000,000); provided,  that, the aggregate principal amount of all Additional Incremental Term Loans shall not exceed Fifty Million and No/100 Dollars ($50,000,000.00);  provided,  that,  that Lead Borrower’s delivery of an Advance Request in connection with any Additional Incremental Term Loan shall be deemed a certification by the Chief Financial Officer of Lead Borrower, solely in his capacity as Chief Financial Officer of Lead Borrower, and not in any individual capacity, and without personal liability, in the name and on behalf of Lead Borrower that, as of the applicable Additional Incremental Advance Date, all conditions set forth in each of Section 2.7(a) and Section 4 of the Loan Agreement have been satisfied with respect to such Additional Incremental Term Loan.  Borrower and Lender hereby agree that the certification set forth herein is intended to fulfill, and once such Advance Request is executed and delivered by the Chief Financial Officer of Lead Borrower does fulfill, the requirement set forth in Section 2.7(c)(ii) with respect to each Additional Incremental Term Loan.

b.    In each case, such Incremental Term Loans shall be on the terms set forth herein and in the Loan Agreement (as amended hereby), and subject to the conditions set forth herein and therein.  Each of the Primary Incremental Advance and each Additional Incremental Term Loan is, and shall be deemed to be, an “Incremental Term Loan” and a “Term Loan”  for all purposes of the Loan Documents having terms and conditions as set forth in the Loan Documents (including but not limited to this Amendment), as amended hereby, identical to those applicable to the Term Loans outstanding immediately prior to the Fifth Amendment Effective Date.

4.    Conditions to Effectiveness.  This Amendment, including Lender’s commitment to make the Primary Incremental Advance, shall become effective upon the prior or concurrent satisfaction of each of the conditions specified below (such date, the “Fifth Amendment Effective Date”):

a.    Borrower and Lender shall have each received one or more counterparts of this Amendment, duly executed, completed and delivered by Borrower and Lender;

b.    Lead Borrower shall have delivered to Lender, (1) a Note evidencing the Incremental Term Loans described herein, issued by the Borrower, (2) an Advance Request, duly executed by Lead

Borrower’s Chief Executive Officer or Chief Financial Officer, and (3) a Disbursement Authorization Letter, executed by the Borrower and including all appropriate attachments thereto;

c.    Lender shall have received an executed secretary’s certificate from Borrower, attaching and certifying as to (i) certified copies of resolutions of Borrower’s board of directors or other governing body evidencing approval of the aggregate Incremental Term Loan Commitment, (ii) certified copies of the Certificate of Incorporation and the Bylaws, as amended through the date hereof, of Borrower, (iii) a certificate of good standing for Borrower from its state of incorporation and similar certificates from all other jurisdictions in which it does business and where the failure to be qualified would have a Material Adverse Effect, and (iv) incumbency;

d.    Lender shall have received a legal opinion from Borrower’s counsel in form and substance satisfactory to Lender;

e.    At the time of and immediately after giving effect to this Amendment, the representations and warranties of Borrower set forth in this Amendment and the other Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

f.     At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment; and

g.    Borrower shall have paid (i) Lender the Incremental Closing Fee applicable to the Primary Incremental Advance, in an amount of $1,000,000.00, which amount shall be paid to Lender in immediately available funds, and which fee shall be fully earned as of the date hereof and non-refundable, and (ii) all other fees and expenses of Lender in connection with the negotiation, preparation, execution and delivery of this Amendment and the Loan Document (including, without limitation, the fees and expenses of counsel to Lender).

5.    Conditions to Additional Incremental Term Loans.  The obligation of Lender to make any Additional Incremental Term Loan is subject to the prior or concurrent satisfaction of each of the conditions specified below (each such date, an  “Additional Incremental Advance Date”):

a.    Borrower and Lender shall have mutually agreed that Lender shall make such Additional Incremental Term Loan on such date;

b.    Lead Borrower shall have delivered to Lender, (1) an Advance Request, duly executed by Lead Borrower’s Chief Executive Officer or Chief Financial Officer, and (2) a Disbursement Authorization Letter, executed by the Borrower and including all appropriate attachments thereto;

c.    At the time of and immediately after giving effect to such Additional Incremental Term Loan,  the representations and warranties of Borrower set forth in this Amendment and the other Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

d.    At the time of and immediately after giving effect to such Additional Incremental Term Loan, no Default or Event of Default shall have occurred and be continuing or shall be caused by the making of such Additional Incremental Term Loan; and

e.    Borrower shall have paid Lender the Incremental Closing Fee applicable to such Additional Incremental Term Loan, which amount shall be paid to Lender in immediately available funds, and which fee shall be fully earned as of the applicable Additional Incremental Advance Date and non-refundable.

6.    Certification of Lead Borrower.  On behalf of the Lead Borrower, the undersigned, solely in his capacity as Chief Financial Officer of Lead Borrower, and not in any individual capacity, and without personal liability, hereby certifies in the name and on behalf of Lead Borrower that, as of the date hereof all conditions set forth in each of Section 2.7(a) and Section 4 of the Loan Agreement have been satisfied with respect to the Primary Incremental Advance.    Borrower and Lender hereby agree that the certification set forth in this Section 5 is intended to fulfill, and once this Amendment is executed and delivered by the undersigned does fulfill, the requirement set forth in Section 2.7(c)(ii) with respect to the Primary Incremental Advance.

7.    No Other Modifications; Reaffirmation by the Borrower.  Except as expressly modified hereby, the terms of the Loan Agreement shall remain in full force and effect in all respects, and Borrower hereby reaffirms its obligations under the Loan Agreement, as modified by this Amendment, and under each of the other Loan Documents to which it is a party.

8.    References.  All references in the Loan Agreement to “this Agreement,” “herein,” “hereunder” or other words of similar import, and all references to the Loan Agreement in the other Loan Documents,  or any other document or instrument that refers to the Loan Agreement, shall be deemed to be references to the Loan Agreement as amended by this Amendment.

9.    Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS.

10.  Counterparts; Electronic Delivery.  This Amendment may be executed in one or more counterparts (all counterparts together reflecting the signature of all parties) each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  Delivery by any party to this Amendment of its signatures hereon through facsimile or other electronic image file (including .pdf) (i) may be relied upon as if this Amendment were physically delivered with an original hand-written signature of such party, and (ii) shall be binding on such party for all purposes.

11.  Successors.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12.  Final Agreements.  This Amendment represents the final agreement of Borrower and Lender with respect to the subject matter hereof, and may not be contradicted, modified or supplemented in any way by evidence of any prior or contemporaneous written or oral agreements of Borrower and Lender.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF,  Borrower and Lender have caused this Amendment to be duly executed by their duly authorized officers, under seal, all as of the date first above written.

Paul B. Middleton Chief Financial Officer Paul B. Middleton Treasurer Paul B. Middleton Treasurer
BORROWER:

PLUG POWER INC.

By:
Name: Paul B. Middleton
Title: Chief Financial Officer

EMERGING POWER INC.

By:
Name: Paul B. Middleton
Title: Treasurer

EMERGENT POWER INC.

By:
Name: Paul B. Middleton
Title: Treasurer

[Signatures continue on following page.]

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

SIGNATURE PAGE

LENDER:

GENERATE PPL SPV I, LLC
By:
Name: Matan Friedman
Title: Manager

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

SIGNATURE PAGE

Schedule 2.1(d)(iii):  Amortization Schedule

March 31, 2019	100,000,000
June 30, 2019	100,000,000
September 30, 2019	98,534,277
December 31, 2019	114,637,565
March 31, 2020	110,539,519
June 30, 2020	144,957,662
September 30, 2020	138,328,102
December 31, 2020	125,686,991
March 31, 2021	116,026,482
June 30, 2021	107,215,594
September 30, 2021	101,247,890
December 31, 2021	89,300,680
March 31, 2022	78,419,071
June 30, 2022	67,863,700
September 30, 2022	61,748,416
December 31, 2022	51,477,792
March 31, 2023	42,937,617
June 30, 2023	34,379,696
September 30, 2023	28,049,687
December 31, 2023	16,863,087
March 31, 2024	9,086,014
June 30, 2024	0
September 30, 2024	0
December 31, 2024	0
March 31, 2025	0
June 30, 2025	0
September 30, 2025	0
December 31, 2025	0